                                  EXHIBIT 99.1

      The mortgage loans delivered to the trust (the "Mortgage Loans") consist of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans. The Depositor purchased the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of February 27, 2004 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated March 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor assigned the Mortgage Loans to the Trustee for the benefit of the certificateholders.

      The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans will have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

      Each adjustable-rate Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note and each fixed-rate Mortgage Loan will have a Mortgage Rate that is fixed for the life of such Mortgage (each such rate, a "Mortgage Rate").

      Approximately 94.97% and approximately 5.03% of the Mortgage Loans, by aggregate scheduled principal balance as of the Cut-off Date, were originated by the Seller's wholesale lending affiliates, Argent Mortgage Company, LLC ("Argent") and Olympus Mortgage Company ("Olympus" and together with Argent, the "Originators"), respectively.

      Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans will provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 73.62% of the adjustable-rate Group I Mortgage Loans and approximately 76.93% of the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years after origination, and the first adjustment for approximately 26.38% of the adjustable-rate Group I Mortgage Loans and approximately 23.07% of the adjustable-rate Group II Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

      None of the Mortgage Loans will be Buydown Mortgage Loans.

      For purposes of calculating interest and principal distributions on the Class A Certificates, the Mortgage Loans will be divided into three loan groups, designated as the "Group I Mortgage Loans," the "Group II Mortgage Loans" and the "Group III Mortgage Loans." The Group I Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that conform to Freddie Mac and Fannie Mae loan limits, the Group II

Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits and the Group III Mortgage Loans will consist of fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits.

      Approximately 76.31% of the Group I Mortgage Loans, approximately 76.22% of the Group II Mortgage Loans and approximately 82.75% of the Group III Mortgage Loans, in each case by aggregate scheduled principal balances of the related Loan Group as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

Group I Mortgage Loan Statistics

      The Group I Mortgage Loans consist of 3,814 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $632,920,286.11, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Calculation Date. None of the Group I Mortgage Loans had a first Due Date prior to October 2003 or after April 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is March 2034. The Group I Mortgage Loans are expected to have the characteristics set forth in the following tables as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

-----------------------------------------------------------------------------------------------------------------------------
                                                       Collateral Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
      COLLATERAL TYPE             LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
2-yr Fixed / Adjustable-Rate      2,167      349,480,595.93         55.22         358        38.70      7.212    606    85.92
3-yr Fixed / Adjustable-Rate        748      125,224,065.43         19.79         358        38.29      7.104    613    85.35
Fixed Rate                          899      158,215,624.75         25.00         346        39.15      6.613    637    80.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                Principal Balances at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                        REMAINING
          RANGE OF              NUMBER OF       BALANCE        % OF PRINCIPAL   TERM TO     DEBT-TO-    GROSS
     PRINCIPAL BALANCES         MORTGAGE         AS OF          BALANCE AS OF   MATURITY     INCOME     COUPON          OLTV
     AT ORIGINATION ($)           LOANS      ORIGINATION ($)     ORIGINATION    (months)*     (%)*       (%)*   FICO*   (%)*
-----------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                    804       65,110,146.00         10.27         351        35.54      7.476    606    82.41
100,001 - 150,000                 1,072      133,846,261.00         21.11         354        37.37      7.246    608    84.66
150,001 - 200,000                   806      140,372,800.00         22.14         356        39.16      7.043    613    84.17
200,001 - 250,000                   556      124,612,306.00         19.66         355        39.35      6.899    620    84.07
250,001 - 300,000                   351       96,263,760.00         15.19         355        40.11      6.868    622    85.02
300,001 - 350,000                   199       63,303,290.00          9.99         356        40.09      6.685    626    85.11
350,001 - 400,000                    20        7,613,850.00          1.20         358        42.41      7.221    617    88.63
400,001 - 450,000                     3        1,270,750.00          0.20         357        35.37      7.583    601    78.30
450,001 - 500,000                     2          995,000.00          0.16         358        46.50      6.077    644    83.43
500,001 - 550,000                     1          508,000.00          0.08         356        44.00      6.250    660    82.60
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      633,896,163.00        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

*     Based on the original balances of the Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------
                                               Principal Balance as of the Cut-Off Date
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF PRINCIPAL BALANCES     MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
AS OF THE CUT-OFF DATE ($)        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00              804       65,010,734.88         10.27         351        35.54      7.476    606    82.41
100,000.01 - 150,000.00           1,075      134,094,495.69         21.19         354        37.34      7.244    609    84.69
150,000.01 - 200,000.00             805      140,111,223.33         22.14         356        39.22      7.044    612    84.16
200,000.01 - 250,000.00             556      124,519,649.81         19.67         355        39.36      6.899    620    84.08
250,000.01 - 300,000.00             357       98,010,765.80         15.49         355        40.12      6.851    622    84.92
300,000.01 - 350,000.00             191       60,803,905.53          9.61         356        40.00      6.705    626    85.23
350,000.01 - 400,000.00              20        7,602,782.29          1.20         358        42.41      7.221    617    88.63
400,000.01 - 450,000.00               3        1,267,570.34          0.20         357        35.35      7.583    601    78.32
450,000.01 - 500,000.00               2          993,101.63          0.16         358        46.50      6.077    644    83.43
500,000.01 - 550,000.00               1          506,056.81          0.08         356        44.00      6.250    660    82.60
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF MONTHS REMAINING         LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                            61        8,373,248.91          1.32         179        37.62      6.565    637    75.13
181 - 240                            42        5,901,795.78          0.93         238        39.44      6.474    636    76.79
301 - 360                         3,711      618,645,241.42         97.74         358        38.74      7.053    615    84.53
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                             Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF CURRENT                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                        89       20,160,743.83          3.19         352        37.62      5.345    669    74.77
5.500 - 5.999                       345       66,322,388.32         10.48         351        40.30      5.790    649    79.75
6.000 - 6.499                       499       92,163,393.98         14.56         353        39.25      6.251    634    83.48
6.500 - 6.999                       805      141,164,823.64         22.30         354        38.87      6.751    621    84.91
7.000 - 7.499                       669      106,635,471.38         16.85         357        38.46      7.235    609    86.36
7.500 - 7.999                       744      115,316,160.33         18.22         356        38.41      7.710    600    86.49
8.000 - 8.499                       402       56,244,176.34          8.89         356        37.57      8.215    588    86.24
8.500 - 8.999                       197       26,016,051.03          4.11         358        38.45      8.696    567    84.18
9.000 - 9.499                        37        4,821,564.82          0.76         358        36.61      9.126    557    82.93
9.500 - 9.999                        10        1,571,780.41          0.25         358        34.65      9.711    554    78.44
10.000 - 10.499                       5          907,196.86          0.14         359        38.71      10.207   540    63.32
10.500 - 10.999                       5          742,480.59          0.12         358        45.75      10.662   553    66.84
11.000 - 11.499                       3          389,183.96          0.06         358        40.46      11.342   532    58.71
11.500 - 11.999                       2          202,938.94          0.03         359        33.82      11.778   587    41.26
12.000 - 12.499                       1          132,963.60          0.02         359        55.00      12.200   511    70.00
12.500 - 12.999                       1          128,968.08          0.02         359        31.00      12.650   528    60.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     Original Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF ORIGINAL               MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
LOAN-TO-VALUE RATIOS (%)          LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Less than 25.000                      3          274,790.08          0.04         359        26.11      7.405    579    20.09
25.001 - 30.000                       1          111,754.24          0.02         358        51.00      5.500    718    26.60
30.001 - 35.000                       6        1,034,848.60          0.16         359        33.78      6.442    620    32.93
35.001 - 40.000                      12        1,542,042.32          0.24         331        37.45      6.970    624    38.56
40.001 - 45.000                      17        2,293,638.92          0.36         338        33.67      6.739    627    42.48
45.001 - 50.000                      31        3,735,030.30          0.59         347        42.22      6.747    605    47.62
50.001 - 55.000                      25        3,854,253.37          0.61         345        41.41      6.459    630    53.44
55.001 - 60.000                      65        9,904,645.19          1.56         340        40.28      6.643    617    58.08
60.001 - 65.000                     123       22,675,719.59          3.58         349        40.07      6.706    602    63.35
65.001 - 70.000                     172       27,806,797.08          4.39         353        39.90      6.887    595    68.48
70.001 - 75.000                     291       48,506,222.41          7.66         354        39.72      7.009    589    73.83
75.001 - 80.000                     552       90,965,581.01         14.37         354        38.33      6.967    604    79.38
80.001 - 85.000                     502       80,666,561.11         12.75         354        38.91      6.983    602    84.28
85.001 - 90.000                   1,075      174,797,971.64         27.62         357        38.06      7.200    616    89.67
90.001 - 95.000                     939      164,750,430.25         26.03         357        38.80      7.076    639    94.72
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF FICO SCORES              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
500 - 519                           126       20,248,101.72          3.20         357        41.91      7.857    510    75.34
520 - 539                           205       30,762,193.32          4.86         357        40.93      7.813    530    76.75
540 - 559                           383       60,174,501.05          9.51         356        40.60      7.571    551    81.04
560 - 579                           383       59,866,708.96          9.46         357        38.83      7.423    569    81.37
580 - 599                           463       71,569,644.42         11.31         354        38.61      7.270    589    85.45
600 - 619                           584       97,238,461.52         15.36         355        38.41      6.930    609    86.93
620 - 639                           565       97,874,867.68         15.46         354        38.34      6.804    629    86.61
640 - 659                           396       69,661,499.92         11.01         353        38.14      6.717    650    85.56
660 - 679                           263       45,710,202.15          7.22         354        38.80      6.753    668    86.67
680 - 699                           187       34,085,369.11          5.39         355        36.98      6.576    688    85.56
700 - 719                           104       18,405,822.91          2.91         353        37.24      6.481    708    86.29
720 - 739                            69       12,372,228.82          1.95         353        37.07      6.475    729    83.51
740 - 759                            49        8,418,567.51          1.33         356        36.04      6.633    748    84.62
760 - 779                            30        5,421,619.35          0.86         342        40.39      6.191    766    80.32
780 - 799                             7        1,110,497.67          0.18         359        27.13      6.395    787    81.69
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         Debt-to-Income Ratio
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF DEBT-TO-INCOME         MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RATIOS (%)                        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Less than 20.000                    231       34,273,754.62          5.42         354        14.46      7.210    631    83.71
20.001 - 25.000                     258       37,085,447.95          5.86         354        23.24      7.127    613    84.58
25.001 - 30.000                     373       56,807,792.90          8.98         355        28.24      7.012    625    84.05
30.001 - 35.000                     499       77,156,958.30         12.19         355        32.99      7.054    617    84.39
35.001 - 40.000                     611      103,324,150.62         16.32         355        38.07      7.027    617    84.79
40.001 - 45.000                     747      129,812,380.14         20.51         355        43.10      7.018    617    85.80
45.001 - 50.000                     976      172,317,797.47         27.23         355        48.16      7.043    610    85.24
50.001 - 55.000                     119       22,142,004.11          3.50         353        53.25      6.840    588    67.70
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
STATE                             LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
California                          859      178,375,774.87         28.18         354        40.14      6.787    618    80.47
Florida                             433       62,508,228.42          9.88         353        38.85      7.005    618    85.85
Illinois                            322       53,928,852.19          8.52         356        38.98      7.401    620    87.56
New York                            193       46,854,430.29          7.40         353        40.26      6.930    610    82.18
Arizona                             216       26,737,011.37          4.22         352        36.67      6.919    615    87.50
Minnesota                           117       20,182,808.86          3.19         358        38.24      7.028    612    86.09
Michigan                            163       19,020,809.93          3.01         358        37.90      7.405    607    87.11
Texas                               142       16,266,554.56          2.57         348        36.71      7.372    599    83.44
Maryland                             91       15,922,298.67          2.52         358         38.7      7.105    604    84.33
Connecticut                          85       15,854,970.79          2.51         354        38.49      6.969    620    84.72
Massachusetts                        70       15,595,883.50          2.46         356        40.20      7.021    616    82.63
Nevada                               93       14,420,128.78          2.28         356        34.72      7.198    621    88.67
Colorado                             80       14,376,489.14          2.27         357        38.93      6.694    614    87.42
Washington                           89       14,300,329.86          2.26         357        38.49      7.002    615    85.22
New Jersey                           59       11,846,108.51          1.87         358        36.23      7.229    637    86.72
Georgia                              68       10,540,218.78          1.67         356        38.68      7.301    598    87.59
Pennsylvania                         73        9,744,039.58          1.54         356        36.82      7.463    590    86.14
Missouri                             92        9,673,487.19          1.53         358        37.87      7.462    608    88.30
Utah                                 57        8,838,317.03          1.40         359        37.86      7.144    618    89.70
Rhode Island                         43        7,276,710.78          1.15         356        37.97      6.739    611    79.04
Other                               469       60,656,833.01          9.58         355        36.74      7.310    617    86.60
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
OCCUPATION STATUS*                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    3,409      573,299,485.93         90.58         354        39.40      7.005    612    84.34
Non-Owner Occupied                  380       55,169,250.98          8.72         357        31.88       7.44    651    84.45
Second Home                          25        4,451,549.20          0.70         358        38.17      6.676    658    82.61
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

*     Based on mortgagor representation at origination.

-----------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
INCOME DOCUMENTATION              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,695      432,898,286.68          68.4         355        39.38      6.918    609    83.88
Stated Documentation                901      161,572,416.82         25.53         356         37.7      7.374    633    85.54
Limited Documentation               218       38,449,582.61          6.07         352        35.71      7.021    616    84.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PURPOSE                           LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Debt                    2,661      450,599,041.22         71.19         354        39.31      6.965    608    82.60
Consolidation Cash Out**
Purchase                            904      144,511,088.17         22.83         358        36.65      7.302    637    90.02
Refinance-Debt
Consolidation No Cash Out***        249       37,810,156.72          5.97         351        39.80      6.944    614    83.32
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

-----------------------------------------------------------------------------------------------------------------------------
                                                              Credit Grade
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RISK CATEGORY                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
1                                 2,583      429,901,018.31         67.92         354        38.19      6.883    626    85.83
2                                   340       55,521,094.31          8.77         355        38.77      7.156    595    83.18
3                                   322       49,902,453.63          7.88         355        38.67      7.170    592    82.48
4                                   231       36,794,819.79          5.81         356        41.15      7.445    592    81.77
5                                   128       21,377,983.93          3.38         357        40.80      7.823    568    72.96
6                                    27        4,652,792.79          0.74         358        41.10      8.861    560    67.04
A                                   132       23,922,799.02          3.78         354        41.02      7.205    628    82.42
A-                                   11        2,382,859.87          0.38         359        38.59      7.915    564    82.06
B                                     7        1,316,532.20          0.21         359        37.28      8.112    589    81.95
C                                    10        1,927,151.28          0.30         358        40.37      8.718    556    73.01
C-                                   23        5,220,780.98          0.82         357        45.05      7.831    578    86.38
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

* Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

-----------------------------------------------------------------------------------------------------------------------------
                                                             Property Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PROPERTY TYPE                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Detached            2,875      466,487,749.91         73.70         354        38.87      7.013    613    84.14
Two-to Four-Family                  287       62,045,327.88          9.80         357        37.66      7.226    627    83.74
PUD Detached                        314       54,827,436.14          8.66         355        38.16      6.961    616    86.72
Condominium                         230       36,409,218.64          5.75         357        39.86      7.221    621    86.00
Manufactured Housing                 82        9,185,896.58          1.45         354        38.33      7.105    618    76.67
PUD Attached                         19        2,911,500.32          0.46         358        35.47      6.633    647    88.10
Single Family Attached                7        1,053,156.64          0.17         359        41.91      7.168    611    83.61
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
PREPAYMENT CHARGE TERM AT       MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
ORIGINATION (MOS.)                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
 0                                  888      149,954,166.58         23.69         356        38.70      7.300    613    85.96
12                                  208       41,840,594.18          6.61         354        38.88      7.055    618    80.70
24                                1,427      225,306,658.59         35.60         358        38.47      7.204    606    85.48
36                                1,291      215,818,866.76         34.10         351        39.00      6.687    627    82.72
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Conforming Balance
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
CONFORMING BALANCE                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Conforming                        3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------
Total:                            3,814      632,920,286.11        100.00         355        38.73      7.041    615    84.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
RANGE OF MAXIMUM                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)               LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                      48       10,522,480.53          2.22         358        36.79      5.351    641    80.17
11.500 - 11.999                     183       34,174,159.92          7.20         358        40.32      5.789    638    84.39
12.000 - 12.499                     329       60,745,084.99         12.80         358        38.86      6.258    628    85.55
12.500 - 12.999                     573      100,104,275.96         21.09         357        38.62      6.751    617    86.04
13.000 - 13.499                     567       89,552,433.41         18.86         358        38.85      7.236    608    86.57
13.500 - 13.999                     617       96,050,732.95         20.23         358        38.25      7.713    598    87.02
14.000 - 14.499                     358       51,176,421.95         10.78         358        37.92      8.220    587    86.30
14.500 - 14.999                     179       23,939,810.22          5.04         358        38.48      8.699    565    84.00
15.000 - 15.499                      35        4,502,833.38          0.95         358        36.04      9.119    558    82.81
15.500 - 15.999                       9        1,432,696.02          0.30         358        33.35      9.727    552    77.32
16.000 - 16.499                       5          907,196.86          0.19         359        38.71      10.207   540    63.32
16.500 - 16.999                       5          742,480.59          0.16         358        45.75      10.662   553    66.84
17.000 - 17.499                       3          389,183.96          0.08         358        40.46      11.342   532    58.71
17.500 - 17.999                       2          202,938.94          0.04         359        33.82      11.778   587    41.26
18.000 - 18.499                       1          132,963.60          0.03         359        55.00      12.200   511    70.00
18.500 - 18.999                       1          128,968.08          0.03         359        31.00      12.650   528    60.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
RANGE OF MINIMUM                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)               LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                        48       10,522,480.53          2.22         358        36.79      5.351    641    80.17
5.500 - 5.999                       183       34,174,159.92          7.20         358        40.32      5.789    638    84.39
6.000 - 6.499                       329       60,745,084.99         12.80         358        38.86      6.258    628    85.55
6.500 - 6.999                       573      100,104,275.96         21.09         357        38.62      6.751    617    86.04
7.000 - 7.499                       567       89,552,433.41         18.86         358        38.85      7.236    608    86.57
7.500 - 7.999                       617       96,050,732.95         20.23         358        38.25      7.713    598    87.02
8.000 - 8.499                       358       51,176,421.95         10.78         358        37.92      8.220    587    86.30
8.500 - 8.999                       179       23,939,810.22          5.04         358        38.48      8.699    565    84.00
9.000 - 9.499                        35        4,502,833.38          0.95         358        36.04      9.119    558    82.81
9.500 - 9.999                         9        1,432,696.02          0.30         358        33.35      9.727    552    77.32
10.000 - 10.499                       5          907,196.86          0.19         359        38.71      10.207   540    63.32
10.500 - 10.999                       5          742,480.59          0.16         358        45.75      10.662   553    66.84
11.000 - 11.499                       3          389,183.96          0.08         358        40.46      11.342   532    58.71
11.500 - 11.999                       2          202,938.94          0.04         359        33.82      11.778   587    41.26
12.000 - 12.499                       1          132,963.60          0.03         359        55.00      12.200   511    70.00
12.500 - 12.999                       1          128,968.08          0.03         359        31.00      12.650   528    60.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                               Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
                                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF GROSS MARGINS (%)       LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                     1,232      190,074,666.12         40.04         358        38.10      7.235    610    86.46
4.750 - 4.999                         3          396,808.67          0.08         359        42.03      7.573    620    84.19
5.000 - 5.249                         1          197,258.78          0.04         358        39.00      6.750    621    95.00
5.250 - 5.499                         1          186,036.52          0.04         359        38.00      6.650    612    95.00
5.500 - 5.749                       136       26,162,939.05          5.51         358        41.14      7.443    610    83.11
6.000 - 6.249                         2          323,640.92          0.07         359        47.27      7.403    627    95.00
6.250 - 6.499                        12        1,385,985.34          0.29         358        38.95      7.338    611    82.22
6.500 - 6.749                     1,514      253,619,076.24         53.43         358        38.66      7.106    607    85.59
6.750 - 6.999                         2          360,458.65          0.08         359        39.12      7.109    600    80.44
7.000 - 7.249                        12        1,997,791.07          0.42         359        40.70      8.640    558    78.47
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                            Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
                                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
NEXT ADJUSTMENT DATE             LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
September 2005                       37        5,983,874.61          1.26         354        38.52      7.634    581    80.44
October 2005                         28        4,108,588.67          0.87         355        40.64      7.692    583    85.31
November 2005                        99       16,551,525.20          3.49         356        39.87      7.582    595    83.61
December 2005                       215       36,008,339.91          7.59         357        38.71      7.173    615    88.10
January 2006                        531       86,229,204.32         18.16         357        38.27      7.158    616    88.07
February 2006                     1,255      200,172,163.22         42.17         359        38.74      7.188    602    84.97
March 2006                            2          426,900.00          0.09         360        48.00      7.513    622    83.67
September 2006                        6        1,234,351.94          0.26         354        45.04      7.673    528    70.83
October 2006                         15        2,484,590.08          0.52         355        40.65      6.800    616    78.74
November 2006                        14        2,457,916.63          0.52         356        35.98      7.046    632    84.39
December 2006                        86       14,405,422.83          3.03         357        39.99      7.238    609    87.38
January 2007                        259       43,408,528.72          9.14         357        38.00      7.136    616    85.10
February 2007                       367       60,957,005.23         12.84         359        37.91      7.057    613    85.64
March 2007                            1          276,250.00          0.06         360        48.00      6.350    659    85.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                            Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
INITIAL PERIODIC                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
CAP (%)                          LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
2.000                             2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
                                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
PERIODIC CAP (%)                 LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
1.000                             2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------
Total:                            2,915      474,704,661.36        100.00         358        38.59      7.184    608    85.77
-----------------------------------------------------------------------------------------------------------------------------

Group II Mortgage Loan Statistics

      The Group II Mortgage Loans consist of 1,262 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $281,766,238.42, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Calculation Date. None of the Group II Mortgage Loans had a first Due Date prior to October 2003 or after March 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is February 2034. The Group II Mortgage Loans are expected to have the characteristics set forth in the following tables as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

-----------------------------------------------------------------------------------------------------------------------------
                                                             Collateral Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
      COLLATERAL TYPE             LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
2-yr Fixed / Adjustable-Rate        464      119,234,803.31         42.32         358        38.34      7.419    599    84.85
3-yr Fixed / Adjustable-Rate        137       35,766,268.93         12.69         358        38.43      7.326    607    85.07
Fixed Rate                          661      126,765,166.18         44.99         349        38.90      6.921    638    82.40
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balances at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                        REMAINING
          RANGE OF              NUMBER OF       BALANCE        % OF PRINCIPAL   TERM TO     DEBT-TO-    GROSS
     PRINCIPAL BALANCES         MORTGAGE         AS OF          BALANCE AS OF   MATURITY     INCOME     COUPON          OLTV
     AT ORIGINATION ($)           LOANS      ORIGINATION ($)     ORIGINATION    (months)*     (%)*       (%)*   FICO*   (%)*
-----------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                    325       25,906,513.00          9.18         350        36.13      8.333    596    82.06
100,001 - 150,000                   252       31,054,019.00         11.00         350        38.33      7.954    599    83.82
150,001 - 200,000                   143       24,545,471.00          8.70         347        38.73      7.703    604    84.08
200,001 - 250,000                    73       16,373,745.00          5.80         349        40.56      7.638    606    83.86
250,001 - 300,000                    44       12,087,831.00          4.28         358        39.86      7.472    613    84.56
300,001 - 350,000                    69       22,870,930.00          8.10         354        38.77      6.794    622    82.41
350,001 - 400,000                   173       64,880,567.00         22.99         357        38.37      6.697    628    85.74
400,001 - 450,000                    83       35,357,569.00         12.53         356        39.60      6.740    627    85.30
450,001 - 500,000                    92       44,641,227.00         15.82         358        38.98      6.764    633    82.16
500,001 - 550,000                     5        2,643,150.00          0.94         358        37.11      6.924    592    78.83
550,001 - 600,000                     2        1,175,000.00          0.42         359        31.51      6.119    601    52.39
650,001 - 700,000                     1          675,000.00          0.24         355        30.00      5.990    680    78.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      282,211,022.00        100.00         354         38.6      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

*     Based on the original balances of the Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------
                                                Principal Balances as of the Cut-Off Date
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF PRINCIPAL BALANCES     MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
AS OF THE CUT-OFF DATE ($)        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00              325       25,865,745.21          9.18         350        36.13      8.334    596    82.06
100,000.01 - 150,000.00             253       31,154,100.95         11.06         350        38.19      7.948    599    83.76
150,000.01 - 200,000.00             142       24,358,590.75          8.64         347        38.91      7.711    603    84.16
200,000.01 - 250,000.00              73       16,342,886.92          5.80         349        40.55      7.639    606    83.87
250,000.01 - 300,000.00              44       12,070,442.27          4.28         358        39.86      7.473    613    84.56
300,000.01 - 350,000.00              69       22,833,707.35          8.10         354        38.77      6.794    622    82.41
350,000.01 - 400,000.00             174       65,178,507.37         23.13         357        38.43      6.688    628    85.77
400,000.01 - 450,000.00              83       35,351,917.55         12.55         356        39.50      6.750    629    85.24
450,000.01 - 500,000.00              91       44,125,799.67         15.66         358        38.98      6.770    631    82.13
500,000.01 - 550,000.00               5        2,639,097.97          0.94         358        37.11      6.924    592    78.83
550,000.01 - 600,000.00               2        1,173,842.46          0.42         359        31.51      6.119    601    52.39
650,000.01 - 700,000.00               1          671,599.95          0.24         355        30.00      5.990    680    78.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF MONTHS REMAINING         LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                            31        4,776,518.00          1.70         178        41.31      6.773    643    76.68
181 - 240                            17        2,290,404.37          0.81         238        41.34      6.883    614    77.94
301 - 360                         1,214      274,699,316.05         97.49         358        38.53      7.193    617    83.95
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                              Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF CURRENT                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                        35       14,051,815.76          4.99         358        39.52      5.329    665    78.28
5.500 - 5.999                       117       39,595,202.59         14.05         355        39.23      5.762    655    81.20
6.000 - 6.499                       128       38,836,934.03         13.78         349        40.52      6.225    642    81.87
6.500 - 6.999                       178       45,717,752.06         16.23         352        37.49      6.738    630    86.31
7.000 - 7.499                       147       35,437,863.07         12.58         355        38.62      7.229    613    85.02
7.500 - 7.999                       177       37,832,151.89         13.43         354        36.08      7.718    609    87.55
8.000 - 8.499                       151       24,412,887.37          8.66         354        39.53      8.243    586    84.68
8.500 - 8.999                       176       25,961,251.01          9.21         357        39.27      8.715    572    84.84
9.000 - 9.499                        74        9,561,107.81          3.39         357        36.33      9.222    572    85.66
9.500 - 9.999                        33        4,436,378.21          1.57         358        40.05      9.680    557    79.99
10.000 - 10.499                      16        2,531,561.96          0.90         358        39.57      10.278   534    73.94
10.500 - 10.999                       9        1,055,048.30          0.37         358        42.19      10.739   530    65.51
11.000 - 11.499                       9        1,133,493.32          0.40         359        41.06      11.179   523    59.84
11.500 - 11.999                       8          797,135.07          0.28         358        38.25      11.677   544    59.10
-----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                       4          405,655.97          0.14         358        39.96      12.216   535    58.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Original Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF ORIGINAL               MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
LOAN-TO-VALUE RATIOS (%)          LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Less than 25.000                      2          154,838.93          0.05         358        51.74      10.159   695    21.09
25.001 - 30.000                       1          338,784.44          0.12         359        35.00      5.250    776    29.50
30.001 - 35.000                       3          884,869.05          0.31         342        28.23      5.806    684    32.82
35.001 - 40.000                       4          594,788.11          0.21         359        41.87      6.088    729    37.84
40.001 - 45.000                       8        1,872,943.74          0.66         325        32.31      7.044    619    41.74
45.001 - 50.000                       9        2,290,829.18          0.81         350        39.45      7.218    584    48.62
50.001 - 55.000                      15        2,735,838.98          0.97         339        41.33      6.943    608    52.78
55.001 - 60.000                      23        4,319,726.73          1.53         337        40.29      8.189    581    58.60
60.001 - 65.000                      39        9,631,007.50          3.42         355        41.63      7.209    591    63.31
65.001 - 70.000                      54       11,265,832.83          4.00         351        39.99      7.329    602    68.85
70.001 - 75.000                     103       22,859,155.81          8.11         354        37.33      7.347    583    73.92
75.001 - 80.000                     184       38,961,840.80         13.83         355        38.65      6.988    613    79.34
80.001 - 85.000                     157       34,677,448.33         12.31         355        38.36      7.056    611    84.25
85.001 - 90.000                     398       88,520,128.53         31.42         356        38.05      7.213    622    89.61
90.001 - 95.000                     262       62,658,205.46         22.24         354        39.26      7.219    639    94.69
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF FICO SCORES              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
500 - 519                            55        9,679,328.96          3.44         358        41.24      8.861    508    70.73
520 - 539                           110       18,174,352.67          6.45         355        40.31      8.571    531    76.92
540 - 559                           126       24,752,744.50          8.78         357        41.06      7.776    551    80.30
560 - 579                           128       24,376,096.49          8.65         355        39.19      7.855    569    82.86
580 - 599                           129       25,770,271.15          9.15         357        40.27      7.613    588    84.80
600 - 619                           186       42,972,142.46         15.25         354        38.24      7.042    609    85.49
620 - 639                           158       40,125,680.59         14.24         353        37.37      6.790    629    87.99
640 - 659                           129       29,296,822.39          10.4         352        37.27      6.829    649    85.82
660 - 679                            89       24,006,329.37          8.52         354        38.02      6.588    669    85.51
680 - 699                            77       20,969,562.88          7.44         356        37.24      6.418    687    85.38
700 - 719                            26        7,544,439.42          2.68         354        36.80      6.298    710    84.96
720 - 739                            22        5,705,542.98          2.02         333        38.31      6.152    728    86.98
740 - 759                            15        4,036,790.53          1.43         358        37.91      6.251    746    85.17
760 - 779                             8        3,229,360.69          1.15         359        33.83      5.730    768    66.99
780 - 799                             3        1,041,873.56          0.37         357        42.60      6.949    782    65.39
800 - 819                             1           84,899.78          0.03         358        54.00      8.650    813    22.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Debt-to-Income Ratio
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF DEBT-TO-INCOME         MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RATIOS (%)                        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Less than 20.000                     91       17,680,193.19          6.27         354        15.49      7.283    627    82.85
20.001 - 25.000                      77       15,876,893.33          5.63         359        23.33      7.194    623    82.67
25.001 - 30.000                     122       27,536,179.93          9.77         356        28.29      7.257    629    83.99
30.001 - 35.000                     164       32,491,888.20         11.53         355        32.97      7.252    619    83.82
35.001 - 40.000                     186       40,806,397.99         14.48         355        38.04      7.198    623    82.67
40.001 - 45.000                     239       58,410,925.61         20.73         354        42.94      7.054    619    85.71
45.001 - 50.000                     342       80,787,986.75         28.67         353        48.12      7.153    611    85.13
50.001 - 55.000                      41        8,175,773.42          2.90         344        53.16      7.571    573    65.32
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
STATE                             LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
California                          218       86,536,879.58         30.71         358        39.39      6.433    631    83.80
New York                             88       27,922,697.63          9.91         353        38.41      7.052    634    81.80
Florida                             161       26,247,869.91          9.32         352        37.74      7.302    613    82.95
Illinois                             90       17,424,735.46          6.18         353        38.05      8.147    606    86.27
Texas                                78       10,539,872.77          3.74         342        36.74      7.898    601    81.94
Massachusetts                        31       10,012,488.78          3.55         358        39.28      7.693    598    79.94
Maryland                             39        8,991,584.56          3.19         345        40.59      7.187    614    86.25
Michigan                             61        7,870,561.72          2.79         358        36.63      8.396    582    86.39
Arizona                              44        6,645,194.33          2.36         351        36.66      7.365    627    88.40
New Jersey                           21        6,574,723.81          2.33         357        41.82      7.581    613    82.95
Colorado                             23        6,325,120.00          2.24         359        41.48      6.532    621    84.88
Minnesota                            28        5,919,052.78          2.10         348        38.78      7.791    599    82.71
Pennsylvania                         42        5,725,839.99          2.03         350        38.38      7.871    599    82.71
Connecticut                          25        5,571,959.95          1.98         356        41.71      7.257    607    84.96
Nevada                               19        4,922,311.19          1.75         358        41.40      7.443    595    82.12
Missouri                             35        4,175,236.21          1.48         358        37.22      8.038    579    79.78
Rhode Island                         20        3,794,814.58          1.35         353        39.68      7.140    641    80.46
Washington                           19        3,755,004.08          1.33         358        36.89      7.254    624    86.56
Oregon                               13        3,327,768.38          1.18         358        34.06      6.485    659    80.34
Tennessee                            21        3,116,159.93          1.11         348        34.38      7.548    604    88.39
Other                               186       26,366,362.78          9.36         352        37.07      7.750    605    85.42
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
OCCUPATION STATUS*                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    1,125      259,212,590.78         92.00         354        39.15      7.137    615    83.61
Non-Owner Occupied                  128       19,414,441.82          6.89         357        31.44      7.818    648    85.92
Second Home                           9        3,139,205.82          1.11         351        38.03      7.059    661    83.96
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

*     Based on mortgagor representation at origination.

-----------------------------------------------------------------------------------------------------------------------------
                                                            Documentation Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
INCOME DOCUMENTATION              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                  818      171,320,725.17         60.80         353        38.99      7.000    613    82.46
Stated Documentation                374       94,650,590.05         33.59         355        38.00      7.484    630    86.01
Limited Documentation                70       15,794,923.20          5.61         356        38.03      7.361    596    84.61
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                               Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PURPOSE                           LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Debt
Consolidation Cash Out**            881      202,468,283.02         71.86         353        39.45      7.140    611    82.52
Purchase                            275       59,709,870.11         21.19         358        36.42      7.343    638    88.86
Refinance-Debt
Consolidation No Cash Out***        106       19,588,085.29          6.95         356        36.48      7.138    626    81.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

-----------------------------------------------------------------------------------------------------------------------------
                                                              Credit Grade
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RISK CATEGORY                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
            1                       831      191,108,710.42         67.83         354        38.28      6.847    634    85.31
            2                        96       20,161,777.35          7.16         354        39.41      7.618    592    82.70
            3                       129       24,035,524.53          8.53         354        37.84      7.702    585    82.75
            4                        74       14,758,314.59          5.24         354        41.83      7.794    585    83.13
            5                        58       12,529,139.53          4.45         358        39.25      8.464    552    70.70
            6                        32        4,884,224.23          1.73         359        42.12      10.243   536    63.28
            A                        31       10,490,330.83          3.72         356        37.09      7.074    634    88.41
            A-                        2          504,625.07          0.18         359        47.98      8.475    517    68.47
            B                         1          171,910.82          0.06         359        50.00      9.250    590    80.00
            C                         4        1,155,080.73          0.41         358        39.13      9.312    519    71.69
            C-                        4        1,966,600.32          0.70         358        38.09      7.499    555    83.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

* Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

-----------------------------------------------------------------------------------------------------------------------------
                                                              Property Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PROPERTY TYPE                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Detached              986      224,331,203.79         79.62         354        38.62      7.136    615    83.44
PUD Detached                        106       25,108,355.58          8.91         357        37.71      7.121    628    85.64
Two-to Four-Family                   73       15,565,352.52          5.52         355        37.83      7.852    630    83.31
Condominium                          73       14,264,196.44          5.06         358        40.50      7.184    631    87.54
Manufactured Housing                 22        2,193,343.97          0.78         349        40.38      7.822    601    75.30
PUD Attached                          2          303,786.12          0.11         359        40.67      7.770    596    83.66
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
PREPAYMENT CHARGE TERM AT       MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
ORIGINATION (MOS.)                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
 0                                  333       67,009,907.42         23.78         352        38.68      7.736    606    83.76
12                                  103       31,724,148.62         11.26         353        36.82      6.855    638    82.06
24                                  326       80,554,451.64         28.59         358        38.70      7.276    603    84.97
36                                  500      102,477,730.74         36.37         353        39.03      6.850    630    83.38
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                            Conforming Balance
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
CONFORMING BALANCE                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Conforming                          872      121,618,634.05         43.16         351        38.45      7.842    603    83.89
Non-Conforming                      390      160,147,604.37         56.84         357        38.72      6.683    629    83.69
-----------------------------------------------------------------------------------------------------------------------------
Total:                            1,262      281,766,238.42        100.00         354        38.60      7.183    618    83.77
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
RANGE OF MAXIMUM                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)               LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                      24        9,822,468.67          6.34         358        41.60      5.335    631    81.97
11.500 - 11.999                      42       16,842,540.14         10.87         359        40.17      5.770    640    85.97
12.000 - 12.499                      35       13,331,541.45          8.60         358        41.66      6.241    628    87.44
12.500 - 12.999                      63       24,452,780.56         15.78         358        36.57      6.741    625    88.96
13.000 - 13.499                      57       19,541,834.49         12.61         358        38.21      7.249    599    83.58
13.500 - 13.999                      80       22,926,877.67         14.79         358        34.50      7.733    598    86.53
14.000 - 14.499                      70       14,495,382.12          9.35         358        40.18      8.242    576    83.75
14.500 - 14.999                     115       18,245,011.78         11.77         358        38.86      8.726    565    84.76
15.000 - 15.499                      54        7,163,033.54          4.62         358        35.52      9.225    565    84.76
15.500 - 15.999                      23        3,148,826.10          2.03         358        38.61      9.647    553    81.03
16.000 - 16.499                      11        1,996,155.34          1.29         359        39.77      10.302   531    70.64
16.500 - 16.999                       7          818,293.69          0.53         358        45.12      10.722   526    64.78
17.000 - 17.499                       8        1,013,535.65          0.65         359        42.25      11.194   523    60.00
17.500 - 17.999                       8          797,135.07          0.51         358        38.25      11.677   544    59.10
18.000 - 18.499                       4          405,655.97          0.26         358        39.96      12.216   535    58.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                              601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
RANGE OF MINIMUM                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
MORTGAGE RATES (%)               LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                        24        9,822,468.67          6.34         358        41.60      5.335    631    81.97
5.500 - 5.999                        42       16,842,540.14         10.87         359        40.17      5.770    640    85.97
6.000 - 6.499                        35       13,331,541.45          8.60         358        41.66      6.241    628    87.44
6.500 - 6.999                        63       24,452,780.56         15.78         358        36.57      6.741    625    88.96
7.000 - 7.499                        57       19,541,834.49         12.61         358        38.21      7.249    599    83.58
7.500 - 7.999                        80       22,926,877.67         14.79         358        34.50      7.733    598    86.53
8.000 - 8.499                        70       14,495,382.12          9.35         358        40.18      8.242    576    83.75
8.500 - 8.999                       115       18,245,011.78         11.77         358        38.86      8.726    565    84.76
9.000 - 9.499                        54        7,163,033.54          4.62         358        35.52      9.225    565    84.76
9.500 - 9.999                        23        3,148,826.10          2.03         358        38.61      9.647    553    81.03
10.000 - 10.499                      11        1,996,155.34          1.29         359        39.77      10.302   531    70.64
10.500 - 10.999                       7          818,293.69          0.53         358        45.12      10.722   526    64.78
11.000 - 11.499                       8        1,013,535.65          0.65         359        42.25      11.194   523    60.00
11.500 - 11.999                       8          797,135.07          0.51         358        38.25      11.677   544    59.10
12.000 - 12.499                       4          405,655.97          0.26         358        39.96      12.216   535    58.43
-----------------------------------------------------------------------------------------------------------------------------
                    Total:          601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                               Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
RANGE OF GROSS                  MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
MARGINS (%)                      LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                       257       57,002,507.04         36.78         359        38.33      7.801    596    85.32
5.500 - 5.749                        33       11,785,789.10          7.60         358        37.00      7.270    609    86.10
6.250 - 6.499                         2          183,642.61          0.12         359        24.58      8.675    555    89.91
6.500 - 6.749                       304       84,912,744.18         54.78         358        38.62      7.117    604    84.61
7.000 - 7.249                         4        1,007,653.89          0.65         358        37.65      9.299    520    71.03
7.250 - 7.499                         1          108,735.42          0.07         359        28.00      8.600    533    80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                              601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                            Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
                                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
NEXT ADJUSTMENT DATE             LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
September 2005                        5          986,390.92          0.64         354        40.12      9.038    549    73.37
October 2005                         10        1,685,239.39          1.09         355        39.25      7.834    610    83.61
November 2005                        16        2,836,658.44          1.83         356        40.62      8.076    587    85.97
December 2005                        57       15,323,599.47          9.89         357        38.40      7.561    607    87.81
January 2006                        121       32,106,456.96         20.71         358        39.12      6.941    607    85.02
February 2006                       255       66,296,458.13         42.77         359        37.80      7.555    595    84.23
September 2006                        1           93,433.64          0.06         354        36.00      8.950    534    75.00
November 2006                         3        1,004,173.10          0.65         356        44.45      7.035    595    91.30
December 2006                        20        5,435,991.67          3.51         357        40.68      7.506    585    83.47
January 2007                         44       11,229,357.86          7.24         358        37.40      7.132    610    85.82
February 2007                        69       18,003,312.66         11.61         359        38.08      7.401    613    84.80
-----------------------------------------------------------------------------------------------------------------------------
Total:                              601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                            Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
INITIAL PERIODIC                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
CAP (%)                          LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
2.000                               601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------
Total:                              601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL
                                              PRINCIPAL          BALANCE OF
                                              BALANCE OF         ADJUSTABLE     REMAINING
                                NUMBER OF   ADJUSTABLE RATE     RATE LOANS AS   TERM TO                GROSS
                                MORTGAGE    LOANS AS OF THE        OF THE       MATURITY    DEBT-TO-   COUPON           OLTV
PERIODIC CAP (%)                 LOANS      CUT-OFF DATE ($)    CUT-OFF DATE    (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
1.000                               601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------
Total:                              601      155,001,072.24        100.00         358        38.36      7.398    601    84.90
-----------------------------------------------------------------------------------------------------------------------------

Group III Mortgage Loan Statistics

      The Group III Mortgage Loans consist of 425 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $85,317,940.53, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Calculation Date. None of the Group III Mortgage Loans had a first Due Date prior to October 2003 or after April 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is March 2034. The Group III Mortgage Loans are expected to have the characteristics set forth in the following tables as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

-----------------------------------------------------------------------------------------------------------------------------
                                                             Collateral Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                               NUMBER OF        BALANCE         BALANCE AS OF   TERM TO                GROSS
                               MORTGAGE        AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
      COLLATERAL TYPE            LOANS      CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate                        425         85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------
Total:                            425         85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balances at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                       REMAINING
          RANGE OF             NUMBER OF     BALANCE LOANS     % OF PRINCIPAL   TERM TO     DEBT-TO-    GROSS
     PRINCIPAL BALANCES        MORTGAGE          AS OF         BALANCE AS OF   MATURITY     INCOME     COUPON          OLTV
     AT ORIGINATION ($)          LOANS      ORIGINATION ($)     ORIGINATION    (months)*     (%)*       (%)*   FICO*   (%)*
-----------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                  130         10,198,354.00         11.93         330        36.99      7.934    614    82.07
100,001 - 150,000                  92         11,269,709.00         13.18         342        38.17      7.665    619    82.89
150,001 - 200,000                  47          8,135,830.00          9.52         339        39.78      7.449    625    85.58
200,001 - 250,000                  29          6,412,960.00          7.50         334        38.35      7.040    628    81.34
250,001 - 300,000                  19          5,197,509.00          6.08         350        34.23      7.004    637    85.48
300,001 - 350,000                  19          6,331,050.00          7.41         345        40.75      6.686    655    83.12
350,001 - 400,000                  38         14,365,900.00         16.81         353        40.14      6.485    655    82.59
400,001 - 450,000                  25         10,685,628.00         12.50         358        42.49      5.914    674    79.04
450,001 - 500,000                  24         11,621,550.00         13.60         346        35.28      6.289    660    78.17
600,001 - 650,000                   2          1,263,000.00          1.48         208        49.06      6.123    697    74.36
-----------------------------------------------------------------------------------------------------------------------------
Total:                            425         85,481,490.00        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

*     Based on the original balances of the Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------
                                                Principal Balances as of the Cut-Off Date
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF PRINCIPAL BALANCES     MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
AS OF THE CUT-OFF DATE ($)        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00              130       10,175,915.31         11.93         331        36.99      7.935    614    82.07
100,000.01 - 150,000.00              93       11,397,532.31         13.36         340        38.05      7.638    620    82.92
150,000.01 - 200,000.00              46        7,972,016.87          9.34         342        39.99      7.485    624    85.59
200,000.01 - 250,000.00              29        6,399,558.44          7.50         334        38.35      7.040    628    81.35
250,000.01 - 300,000.00              20        5,490,435.28          6.44         350        34.44      7.058    638    85.99
300,000.01 - 350,000.00              18        6,017,277.30          7.05         344        40.89      6.621    654    82.54
350,000.01 - 400,000.00              38       14,337,779.74         16.81         353        40.14      6.485    655    82.60
400,000.01 - 450,000.00              25       10,667,971.60         12.50         358        42.49      5.914    674    79.03
450,000.01 - 500,000.00              24       11,602,043.18         13.60         346        35.29      6.289    660    78.17
600,000.01 - 650,000.00               2        1,257,410.50          1.47         208        49.05      6.122    697    74.35
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF MONTHS REMAINING         LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                            31        4,656,706.63          5.46         178        37.21      7.170    624    78.23
181 - 240                            21        3,943,138.41          4.62         238        42.21      6.659    626    75.13
301 - 360                           373       76,718,095.49         89.92         358        38.71      6.885    645    82.37
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                              Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF CURRENT MORTGAGE       MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RATES (%)                         LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                        28       11,342,719.93         13.29         347        41.97      5.334    702    72.83
5.500 - 5.999                        34       10,888,990.93         12.76         344        38.22      5.723    675    77.75
6.000 - 6.499                        40       10,454,839.93         12.25         349        40.56      6.219    640    81.08
6.500 - 6.999                        73       16,077,942.18         18.84         342        37.25      6.778    649    83.72
7.000 - 7.499                        62       10,463,880.93         12.26         338        38.26      7.250    625    83.41
7.500 - 7.999                        74       12,669,002.39         14.85         336        38.99      7.720    622    85.79
8.000 - 8.499                        50        6,621,886.12          7.76         338        35.90      8.192    605    87.67
8.500 - 8.999                        20        2,317,242.02          2.72         358        39.84      8.765    599    84.24
9.000 - 9.499                        27        2,893,372.13          3.39         342        38.28      9.177    597    86.12
9.500 - 9.999                         9          993,466.44          1.16         358        35.25      9.554    568    86.36
10.000 - 10.499                       2          128,837.45          0.15         270        39.46      10.050   551    79.42
10.500 - 10.999                       1           62,201.89          0.07         358        41.00      10.650   511    75.00
11.500 - 11.999                       4          323,779.55          0.38         358        44.88      11.821   535    69.56
12.000 - 12.499                       1           79,778.64          0.09         359        21.00      12.300   510    70.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Original Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF ORIGINAL               MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
LOAN-TO-VALUE RATIOS (%)          LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
25.001 - 30.000                       2          568,706.86          0.67         358        39.33      5.583    721    26.32
40.001 - 45.000                       1          348,652.32          0.41         238        34.00      7.000    559    42.95
45.001 - 50.000                       3          342,239.25          0.40         335        25.29      6.304    648    48.04
50.001 - 55.000                       7          757,223.68          0.89         358        33.90      7.048    630    52.55
55.001 - 60.000                       6          834,850.88          0.98         256        42.48      7.580    561    58.36
60.001 - 65.000                      17        3,766,840.33          4.42         335        38.47      6.183    646    63.49
65.001 - 70.000                      23        5,564,029.26          6.52         333        35.30      6.456    651    68.21
70.001 - 75.000                      41        9,317,057.15         10.92         331        43.07      6.352    652    73.24
75.001 - 80.000                      84       18,955,066.62         22.22         347        38.58      6.654    649    79.03
80.001 - 85.000                      56       10,021,032.97         11.75         339        35.77      7.090    619    84.60
85.001 - 90.000                     105       19,028,269.52         22.30         353        38.89      7.128    640    89.44
90.001 - 95.000                      80       15,813,971.69         18.54         345        40.01      7.412    650    94.61
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RANGE OF FICO SCORES              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
500 - 519                             8          861,280.97          1.01         321        26.00      8.529    507    71.68
520 - 539                            18        2,595,932.13          3.04         350        39.12      8.416    531    79.95
540 - 559                            30        3,911,155.69          4.58         318        35.85      8.135    551    75.03
560 - 579                            37        4,840,792.33          5.67         320        41.09      7.641    570    81.78
580 - 599                            41        6,986,696.22          8.19         341        39.33      7.500    587    82.03
600 - 619                            57       11,915,944.27         13.97         351        38.18      6.993    609    81.77
620 - 639                            49       10,340,628.02         12.12         350        42.41      6.784    629    86.48
640 - 659                            57       11,685,463.49         13.70         343        37.67      6.927    650    84.90
660 - 679                            42       10,288,478.07         12.06         337        39.22      6.443    670    81.81
680 - 699                            35        7,715,732.41          9.04         345        36.30      6.646    688    81.98
700 - 719                            15        4,570,077.07          5.36         330        37.72      5.998    711    81.02
720 - 739                            10        1,599,732.01          1.88         358        41.37      6.305    732    66.22
740 - 759                            15        5,248,103.15          6.15         358        39.35      5.928    748    79.65
760 - 779                             9        2,448,837.16          2.87         354        40.83      5.981    770    79.83
780 - 799                             2          309,087.54          0.36         359        28.95      7.130    797    75.98
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          Debt-to-Income Ratio
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
RANGE OF DEBT-TO-INCOME         MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RATIOS (%)                        LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
<= 20.000                            27        4,825,386.84          5.66         334        13.89      7.334    628    80.30
20.001 - 25.000                      21        4,676,653.26          5.48         356        23.07      6.916    639    82.43
25.001 - 30.000                      30        4,937,737.09          5.79         323        28.44      7.030    663    81.33
30.001 - 35.000                      69       12,954,802.31         15.18         346        33.46      6.760    641    79.51
35.001 - 40.000                      72       13,723,191.00         16.08         344        38.02      7.037    650    83.61
40.001 - 45.000                      95       20,705,977.86         24.27         351        43.10      6.720    648    81.79
45.001 - 50.000                      96       20,142,693.79         23.61         342        48.09      6.895    634    84.03
50.001 - 55.000                      15        3,351,498.38          3.93         303        52.98      6.931    642    72.10
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
STATE                             LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
California                           66       27,786,981.14         32.57         348        40.94      6.001    670    78.86
Florida                              71        9,718,786.03         11.39         329        36.68      7.451    634    82.10
New York                             30        8,640,327.07         10.13         348        40.30      6.722    666    84.35
Texas                                38        4,424,177.52          5.19         335        35.81      7.735    609    80.70
Illinois                             22        3,651,607.81          4.28         334        33.94      7.759    627    84.16
Maryland                             15        3,520,679.21          4.13         358        37.78      7.153    610    85.34
Arizona                              19        2,722,176.54          3.19         312        36.41      6.994    626    83.49
Washington                           10        2,697,687.05          3.16         358        37.21      6.512    617    78.33
Massachusetts                         9        2,481,409.73          2.91         357        41.40      7.243    658    83.28
Pennsylvania                         16        2,431,756.59          2.85         312        35.78      7.585    603    82.50
Connecticut                           8        1,626,925.55          1.91         332        37.63      7.162    627    83.75
Nevada                                9        1,610,707.83          1.89         334        31.74      7.288    607    82.56
Missouri                             14        1,433,306.13          1.68         345        39.26      8.139    616    89.09
New Jersey                            4        1,148,425.39          1.35         333        37.57      7.101    680    76.35
Georgia                               7        1,027,655.90          1.20         331        37.69      7.761    613    87.01
Ohio                                 11          967,657.80          1.13         345        42.08      7.794    612    86.02
Hawaii                                3          931,303.48          1.09         358        32.39      6.256    650    78.27
Tennessee                             7          929,219.86          1.09         359        39.62      7.714    610    90.71
Rhode Island                          4          885,851.76          1.04         358        50.38      7.150    612     75.4
North Carolina                        8          772,697.31          0.91         343        41.43      8.530    625    85.71
Other                                54        5,908,600.83          6.93         347        38.49      7.650    619    85.25
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
OCCUPATION STATUS*                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                      365       76,526,377.12         89.70         342        39.34      6.808    640    81.58
Non-Owner Occupied                   50        6,470,236.37          7.58         349        33.02      7.984    664    84.15
Second Home                          10        2,321,327.04          2.72         353        36.48      6.540    673    82.99
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

*     Based on mortgagor representation at origination.

-----------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
INCOME DOCUMENTATION              LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                  306       61,136,676.29         71.66         342        40.35      6.681    642    80.84
Stated Documentation                 99       20,136,858.24         23.60         347        36.05      7.443    654    84.70
Limited Documentation                20        4,044,406.00          4.74         329        28.81      7.297    599    82.03
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PURPOSE                           LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Debt
Consolidation Cash Out**            295       61,355,303.20         71.91         339        39.22      6.791    636    81.19
Purchase                            101       18,147,093.32         21.27         356        37.59      7.378    656    85.53
Refinance-Debt Consolidation
No Cash Out***                       29        5,815,544.01          6.82         340        38.00      6.417    671    76.74
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

-----------------------------------------------------------------------------------------------------------------------------
                                                             Credit Grade
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
RISK CATEGORY                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
1                                   329       69,836,842.87         81.85         343        38.67      6.759    653    82.36
2                                    33        6,472,752.34          7.59         337        39.67      6.863    622    81.20
3                                    27        3,549,134.42          4.16         342        35.43      7.778    588    80.76
4                                    18        2,626,964.54          3.08         330        36.43      7.649    579    74.41
5                                    11        1,326,098.10          1.55         343        46.65      8.540    567    70.40
6                                     3          269,922.63          0.32         359        40.24      11.998   528    66.87
A                                     3        1,077,398.18          1.26         358        46.47      7.127    620    90.12
C                                     1          158,827.45          0.19         358        49.00      9.050    578    75.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

* Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

-----------------------------------------------------------------------------------------------------------------------------
                                                             Property Type
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
PROPERTY TYPE                     LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Detached              333       67,916,613.33         79.60         340        38.90      6.804    642    81.15
Two-to-Four Family                   32        7,483,827.66          8.77         355        37.21      7.181    673    84.32
PUD Detached                         38        7,307,927.63          8.57         355        39.52      7.152    627    85.11
Condominium                          10        1,221,833.33          1.43         359        40.17      7.391    642    85.55
Manufactured Housing                 10        1,038,167.50          1.22         347        41.10      7.402    616    78.85
Single Family Attached                1          275,688.32          0.32         356        17.00      9.400    585    85.00
PUD Attached                          1           73,882.76          0.09         357        48.00      6.100    631    74.10
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79       6.89    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
PREPAYMENT CHARGE TERM AT       MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
ORIGINATION (MOS.)                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
 0                                   94       14,713,760.83         17.25         343        36.44      7.554    619    82.67
12                                   36        9,745,467.77         11.42         349        41.35      6.798    659    83.71
24                                   20        3,370,362.65          3.95         345        39.78      7.352    619    80.28
36                                  275       57,488,349.28         67.38         341        38.89      6.709    648    81.36
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          Conforming Balance
-----------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL       % OF PRINCIPAL   REMAINING
                                NUMBER OF       BALANCE         BALANCE AS OF   TERM TO                GROSS
                                MORTGAGE       AS OF THE         THE CUT-OFF    MATURITY    DEBT-TO-   COUPON           OLTV
CONFORMING BALANCE                LOANS     CUT-OFF DATE ($)        DATE        (months)   INCOME (%)    (%)     FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------
Conforming                          330       45,869,567.18         53.76         340        37.95      7.441    628    83.51
Non-Conforming                       95       39,448,373.35         46.24         346        39.76      6.250    661    79.84
-----------------------------------------------------------------------------------------------------------------------------
Total:                              425       85,317,940.53        100.00         343        38.79      6.890    643    81.81
-----------------------------------------------------------------------------------------------------------------------------